SECURITIES AND EXCHANGE COMMISSION
                       Washington, D.C. 20549
                        ___________________


                              FORM 8-K

                          CURRENT REPORT


              Pursuant to Section 13 or 15(d) of the
                   Securities Exchange Act of 1934


Date of Report (Date of earliest event reported): November 4, 1999


                           LCNB CORP.
       (Exact name of Registrant as specified in its Charter)


 Ohio                 0-26121             31-1626393
(State or other  (Commission File No.)  (IRS Employer
jurisdiction of                        Identification Number)
incorporation)


2 North Broadway, Lebanon, Ohio             45036
(Address of principal executive offices)   (Zip Code)



Registrant's telephone number, including area code:   (513) 932-1414



                            N/A
  (Former name or former address, if changed since last report)
Item 5.  Other Events

On November 4, 1999, LCNB Corp. issued a press release announcing the execution of a letter of intent to acquire Dakin Insurance
Agency, Inc.  A copy of the press release is filed herewith as
Exhibit 99 and incorporated herein by reference.

Item 7.  Exhibits

(c) Exhibits


Exhibit No.         Description                           Page

   99           Press Release dated November 4, 1999

________________________

                         SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

                               LCNB CORP.


Date: November 4, 1999         By: /s/ Stephen P. Wilson
                                   President/CEO

                                         Exhibit 99

FOR IMMEDIATE RELEASE
Contact: Stephen P. Wilson
         (513) 932-1414
         1-800-344-2265

                         LEBANON, OHIO
                         NOVEMBER 4, 1999

LCNB CORP. and Dakin Insurance Agency, Inc. announce intent to merge Dakin into a subsidiary of LCNB. Dakin Insurance Agency, Inc. is a Lebanon-based full service, independent insurance agency. Dakin was founded in 1876 and has been serving the insurance needs of the local community for over 123 years. Following the merger, the current owners, David Beckett, Vincent Fullan, and Phil Hines, will maintain responsibility for daily operations. All employees, products, and company relationships will remain unchanged in the transaction.

Lebanon Citizens National Bank is a wholly-owned subsidiary of LCNB Corp. with eighteen branch offices operating in Butler, Clermont, Clinton, Hamilton and Warren Counties. "Acquisition of Dakin will open the doors to a new line of business for LCNB Corp. Ownership of an insurance agency is part of LCNB Corp.'s long-term business strategy to provide complete financial solutions for its customers," said Stephen P. Wilson, President and CEO of LCNB Corp. "We are very excited to have taken this first step towards having such a reputable insurance agency join our corporate family."

LCNB Corp. executed a non-binding letter of intent to acquire Dakin Insurance Agency, Inc. in exchange for 16,002 shares of LCNB Corp. common stock. The acquisition is contingent upon the negotiation of a definitive agreement, satisfaction of a due diligence review, as well as the receipt of all appropriate regulatory approvals.
LCNB Corp. contemplates the merger of Dakin Insurance Agency, Inc. into a wholly-owned subsidiary of Lebanon Citizens National Bank. Lebanon Citizens National Bank is wholly owned by LCNB Corp. If all of the contingencies are satisfied, it is expected that the acquisition will be completed in Spring 2000.

                              # # #

This press release contains statements, which may constitute "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. Investors and prospective investors are cautioned that any such forward-looking statements are not guarantees of future performance and involve risks and uncertainties, and that actual results may differ materially from those projected in the forward-looking statements as a result of various factors as set forth from time to time in the Company's filings with the SEC, including the Form 8-K to be filed in connection with this release. The Company undertakes no obligation to publicly update or revise the forward-looking statements made in this press release to reflect events or circumstances after the date of this press release or to reflect the occurrence of unanticipated events.